SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2007

STRIKEFORCE TECHNOLOGIES, INC.
[Missing Graphic Reference]

New Jersey	333-122113	22-3827597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 108, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(732) 661 9641

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

1.  Previous Independent Registered Public Accounting Firm.

A.  On January 9, 2007, StrikeForce Technologies, Inc (“Registrant’) dismissed its independent registered public accounting firm, Most & Company, LLP (“Mostco”), who were engaged on October 4, 2006, to provide audit and review services, with the concurrent dismissal of Massella & Associates, CPA, PLLC (“Massella”). Mostco has performed no audit services for the Company, but has performed the review of Form 10QSB for the interim period ended September 30, 2006.

B.   As was set forth in the Company’s Current Report on Form 8-K dated October 4, 2006, the reports of Massella on the financial statements of the Registrant for the fiscal years ended December 31, 2004 and December 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.  The decision to change independent registered public accounting firms was approved by the members of the Board of Directors of the Registrant.

D.  In connection with its review of the interim period until the date of dismissal, there were no disagreements between the Company and Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mostco would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements.

As was also set forth in the Company’s Current Report on Form 8-K dated October 4, 2006, during the Registrant’s two most recent fiscal years and the subsequent interim periods through October 4, 2006, there were no disagreements with Massella on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Massella, would have caused it to make reference thereto in its reports on the financial statements for such years.

E.  The Registrant provided Mostco with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed herein as Exhibit 16.1 to this Current Report on Form 8-K.

2.  New Independent Registered Public Accounting Firm.

The Registrant has engaged Li & Company, PC as its new independent certified public accounting firm to audit the Registrant’s financial statements effective January 9, 2007. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-B Item 304(a)(2).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired: None
(b)   Pro-Forma Financial Statements: None
(c)   Exhibits:

Exhibit No.	Description
16.1	Letter of Most & Company, LLP dated January 9, 2007 to the Securities and Exchange Commission..
.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC. (Registrant)

Date: January 9, 2007	By:	/s/ Mark Corrao
Mark Corrao
Chief Financial Officer